SMS Student Loan Trust 1999-A
QUARTERLY SERVICING REPORT
Interest Period March 11, 1999 through July 27, 1999 Collection Period February 1, 1999 through June 30, 1999


I. DEAL PARAMETERS
A. Total Student Loan Portfolio Outstanding        January 31, 1999      Activity              June 30, 1999
i. Portfolio Balance *                             $ 631,437,227.04      $ (2,448,171.23)      $ 628,989,055.81

B. Other Portfolio Statistics                      January 31, 1999      Activity              June 30, 1999
i. Weighted Average Collateral Interest Rate                  7.90%                0.07%                  7.98%
ii. Weighted Average Collateral Remaining Term               141.05                (0.48)                140.57
iii. Number of Loans                                        172,694               (2,390)               170,304
iv. Number of Accounts                                       75,745               14,149                 89,894
v.  Average Account Size                                   3,657.92             3,339.09             $ 6,997.01

C. Notes and Certificates       CUSIP             Spread to Index       January 31, 1999       June 30, 1999
i. Class A-1 Notes              784582AS7              0.10%             $ 130,000,000.00       $ 130,000,000.00
ii. Class A-2 Notes            784582AT5              0.25%             $ 506,900,000.00       $ 506,900,000.00
iii. Subordinate Notes         784582AU4              0.55%              $ 23,100,000.00        $ 23,100,000.00

iv. Total Note Balance                                                  $ 660,000,000.00       $ 660,000,000.00

D. Reserve Account                                   January 31, 1999
i. Required Reserve Account Percentage                       0.250%
ii. Reserve Account Initial Deposit ($)              $ 1,650,000.00
iii. Specified Reserve Account Balance                       0.125%
iv. Reserve Account Floor Amount ($)                   $ 825,000.00
v. Current Reserve Account Balance                   $ 1,650,000.00

E. Other Account Balances                           January 31, 1999
i. Collateral Reinvestment Account                  $            -
ii. Collections Account                             $ 10,712,271.81

* Pool Balance includes Delayed Delivery Student Loans effective February 12, 1999



II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS
(A) Total Outstanding Bond Balance                                                                               $660,000,000.00
(B) Total Bond Factor                                                                                                 1.00000000
(C) Pool Balance                                                                                                 $631,437,227.04
(D) Pool Factor                                                                                                       1.08982100
(E) Senior Notes
      (i) Note Balance                                                                                           $636,900,000.00
      (ii) Note Pool Factor                                                                                           1.00000000
      (iii) Principal Shortfall                                                                                            $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                            $23,100,000.00
      (ii) Note Pool Factor                                                                                           1.00000000
      (iii) Principal Shortfall                                                                                            $0.00
(G) Cumulative  Defaults,  This Year $0.00 (H) Cumulative Defaults to Date $0.00
(I)  Senior   Noteholders'   Interest  Carryover   Shortfall  $0.00  (J)  Senior
Noteholders'  Interest T-Bill  Carryove(This  can only be paid quarterly,  after parity has been reached.) $0.00 (K) Subordinate  Noteholders' Interest Carryover
Shortfall $0.00 (L) Subordinate  Noteholders'  Interest T-Bill Car(Thisrcan only be paid  quarterly,  after parity has been reached.) $0.00 (M) Draw from Current
Period's  Collection  Account in Prior Periods $0.00 (N) Reserve Account Balance
$1,650,000.00 (O) Collateral  Reinvestment Account Balance $0.00 (P) Collections
Account Balance $10,712,271.81

III. INPUTS FOR SERVICING, ADMININSTRATIVE AND CONSOLIDATION REBATE FEES

(A) Unpaid Servicing Fees (Monthly)                                                                                     $0.00
(B) Unpaid Administration Fees (Monthly)                                                                                $0.00
(C) Unpaid Servicing Fee Shortfalls (Monthly)                                                                           $0.00
(D) Servicing Fees Accrued During Prior months                                                                    $932,216.21
(E) Administration Fees Accrued During Prior months                                                               $103,842.86
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior months                                             $275,905.00

V. SERVICING FEE CALCULATION  -  Monthly, if Prior to July 2008 Quarterly Distribution

(A) Pool Balance as of the End of the Collection Period                                                       $628,989,055.81
(B) Maximum Servicing Fee Rate (annualized, as percentage of outstanding pool balance)                                  1.00%
(C) Maximum Servicing Fee Amount (IV(A)*IV(B)/12)                                                                 $524,157.55
(D) Servicing Cost (uncapped servicing fee)                                                                       $246,656.50
(E) Servicing Fee Due (MIN(IV(C),IV(D)))                                                                          $246,656.50
(F) Servicing Fee Shortfall (IV(D)-IV(E))                                                                               $0.00

IV. INTEREST RATE CALCULATION

(A) Leap Year?                                                                                             No
(B) Days in Year                                                                                          365
(C) Actual Days in Interest Period                                                                        139
(D) Borrower Interest Accrued During Collection Period                                         $14,241,671.08
(E) Interest Subsidy Payments Accrued During Collection Period                                  $5,404,369.95
(F) SAP Accrued During Collection Period                                                           $42,766.91
(G) Reinvestment Earnings Accrued During Collection Period (VIII(A+B+C+D))                        $497,352.43
(H) Origination Fees Accrued During Collection Period (VIII(E))                                    $48,028.57
(I) Servicing and Administration Fees Accrued During Collection Period (III(D)+V(D)+VIII(D))    $1,308,923.45
(J) Monthly Consolidation Loan Rebate Fee Accrued During Collection Period                        $350,919.00
(K) Net Trust Swap Receipts                                                                             $0.00
(L) Net Trust Swap Payments                                                                       $523,876.45

(M) Net Expected Interest Collections (IV(D+E+F+G-H-I-J+K-L)                                   $17,954,412.90

(L) Adjusted Student Loan Rate ((IV(B)/IV(C))*IV(M)/(II(A))                                          7.14341%

(M) Interest Period Index Value - 3 Month LIBOR                                                      5.00000%


   Class A-1               5.00000%               0.10%               5.10000%            5.10000%                $2,559,916.67
   Class A-2               5.00000%               0.25%               5.25000%            5.25000%               $10,275,285.42
  Subordinate              5.00000%               0.55%               5.55000%            5.55000%                  $495,013.75

VARIOUS INPUTS

(A) Total Interest Collections (Including Liquidations, Not Including Recoveries)                                      $4,433,782.48
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries)          $32,313,670.13
(C) SAP                                                                                                                      $112.09
(D) Subsidy Payments                                                                                                   $2,291,119.11
(E) Recoveries (Principal and Interest) and Other Charges                                                                  $9,629.75


(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                                                                  $16,239,061.79
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loans                                               $233,004.71
      (iii) Negative Amortization                                                                                      $8,220,702.55
      (iv) Ending Accrued Interest                                                                                    $16,457,030.79
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                                                            $8,205,666.84
(B) New Loans
      (i) Outstanding Balance                                                                                                  $0.00
      (ii) Purchase Premium                                                                                                    $0.00
(C) Serial Loans
      (i) Outstanding Balance                                                                                         $12,825,887.17
      (ii) Purchase Premium                                                                                              $193,113.12
(D) Consolidation Loans                                                                                                $9,605,714.91


(A) Collection Account Investment Income                                                                                 $272,030.15
(B) Reserve Account Investment Income                                                                                     $23,218.72
(C) Collateral Reinvestment Account Investment Income                                                                     $69,932.49
(D) Delayed Delivery Student Loan Account Investment Income                                                              $132,171.07
(E) Administration Fee                                                                                                   $130,050.74
(F) Loan Origination Fees                                                                                                 $48,028.57
(G) Draw from Collection Account of Subsequent Monthly Collections                                                             $0.00
(H) Transfer from Collection Account to the Collateral Reinvestment Account                                           $32,313,670.13
(I) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))                                         $8,205,666.84
(J) Unpaid Purchase Premium Amounts                                                                                            $0.00

FLOW OF PRINCIPAL AND LOSSES

(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                                        $31,085,368.23
      (ii) Principal Collections from Guarantors                                                $1,209,809.33
      (iv) Loan Principal Repurchased by SMS                                                       $18,492.57
      (v) Loan Principal Repurchased by Servicer                                                        $0.00
------------------------------------------------------------------------------------------------------------------------------------
      (vi) Total Principal Collections (i+ii+iii+iv+v)                                         $32,313,670.13         $32,313,670.13
------------------------------------------------------------------------------------------------------------------------------------
(B) Student Loan Principal Additions
      (i) New Loan Additions                                                                            $0.00
      (ii) Serial Loan Additions                                                               $12,825,887.17
      (iii) Consolidation Loan Additions                                                        $9,605,714.91
------------------------------------------------------------------------------------------------------------------------------------
      (iv) Total Principal Additions (i+ii+iii)                                                $22,431,602.08         $22,431,602.08
------------------------------------------------------------------------------------------------------------------------------------
(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                                            ($859.47)
      (ii) Waived Principal/Other Adjustments                                                     $772,629.49
------------------------------------------------------------------------------------------------------------------------------------
      (iii) Total Non-Cash Principal Adjustments (i+ii)                                                                  $771,770.02
------------------------------------------------------------------------------------------------------------------------------------
(D) Accrued Interest to be Capitalized (VII(A)(v)) $8,205,666.84


(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                                ($859.47)
      (ii) Interest Amount                                                                          $9,038.66
      (iii) Total Realized Losses (i+ii)                                                                                   $8,179.19
(B) Defaults This Quarter                                                                                              $1,245,308.40
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                                                    $1,245,308.40


XI. PORTFOLIO CHARACTERISTICS

                                Weighted Avg.   # of Loans    % of Total         Principal Amount           % of Total
                                Coupon

                                 6/30/99        6/30/99       6/30/99             6/30/99                   6/30/99

In-School                        7.535%          41,894        25.284%           158,235,637.70             25.157%
In-Grace                         7.603%          19,183        11.577%            66,853,039.16             10.629%

Total Interim                                    61,077        36.861%           225,088,676.86             35.786%

Current Repayment                8.240%          59,500        35.909%           221,142,723.75             35.158%
31-60 Days Delinquent            8.263%                         0.000%            15,170,081.19              2.412%
61-90 Days Delinquent            8.239%           3,590         2.167%            10,357,568.73              1.647%
91-120 Days Delinquent           8.244%           1,966         1.187%             5,661,635.70              0.900%
120+ Days Delinquent             8.273%           4,818         2.908%            13,938,963.18              2.216%
Deferment                        7.944%          11,259         6.795%            44,519,820.71              7.078%
Forbearance                      8.249%          23,485        14.174%            93,109,585.69             14.803%

Total Repayment                                 104,618        63.139%           403,900,378.95             64.214%

Claims in Process                0.000%          0.000%         0.000%                     0.00              0.000%
Aged Claims Rejected             0.000%          0.000%         0.000%                     0.00              0.000%

Grand Total                      7.977%         165,695       100.000%           628,989,055.81            100.000%


XI. PORTFOLIO CHARACTERISTICS

                 GSL-Sub GSL-Unsub PLUS     SLS   Consol  GSL-Sub GSL-Unsub PLUS    SLS   Consol

In-School        12.03%   10.43%   0.00%   0.00%   0.00%  0.55%    0.26%   0.00%   0.00%   0.00%
In-Grace          5.31%   3.58%    0.00%   0.00%   0.00%  0.26%    0.14%   0.00%   0.00%   0.00%

Total Interim    17.34%   14.01%   0.00%   0.00%   0.00%  0.81%    0.40%   0.00%   0.00%   0.00%

Current Repayment 9.04%   4.92%    1.14%   0.20%   9.30%  0.58%    0.28%   0.05%   0.01%   0.00%
31-60 Days Delinqu0.51%   0.27%    0.09%   0.04%   0.49%  0.06%    0.02%   0.01%   0.00%   0.00%
61-90 Days Delinqu0.29%   0.12%    0.04%   0.01%   0.21%  0.04%    0.02%   0.00%   0.00%   0.00%
91-120 Days Delinq0.24%   0.12%    0.01%   0.01%   0.14%  0.03%    0.01%   0.00%   0.00%   0.00%
120+ Days Delinque0.59%   0.29%    0.03%   0.03%   0.41%  0.09%    0.05%   0.00%   0.00%   0.00%
Deferment         2.48%   1.58%    0.83%   0.18%   0.84%  0.13%    0.06%   0.01%   0.01%   0.00%
Forbearance       4.68%   2.43%    0.24%   0.21%   3.50%  0.29%    0.15%   0.01%   0.01%   0.00%

Total Repayment  17.83%   9.73%    2.38%   0.67%  14.90%  1.22%    0.58%   0.08%   0.04%   0.00%

Claims in Process 0.00%   0.00%    0.00%   0.00%   0.00%  0.00%    0.00%   0.00%   0.00%   0.00%
Aged Claims Reject0.00%   0.00%    0.00%   0.00%   0.00%  0.00%    0.00%   0.00%   0.00%   0.00%



                    GSL-Sub GSL-Unsub PLUS     SLS   Consol GSL-Sub GSL-Unsub PLUS     SLS   Consol


In-School            0.98%   0.90%    0.00%   0.00%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%
In-Grace             0.73%   0.62%    0.00%   0.00%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%

Total Interim        1.71%   1.52%    0.00%   0.00%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%

Current Repayment    4.97%   3.27%    1.31%   0.09%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%
31-60 Days Delinqu   0.47%   0.34%    0.10%   0.02%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%
61-90 Days Delinqu   0.49%   0.39%    0.03%   0.01%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%
91-120 Days Delinq   0.19%   0.14%    0.01%   0.01%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%
120+ Days Delinque   0.36%   0.29%    0.04%   0.03%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%
Deferment            0.38%   0.31%    0.23%   0.03%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%
Forbearance          1.69%   1.30%    0.22%   0.06%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%

Total Repayment      8.55%   6.04%    1.93%   0.25%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%

Claims in Process    0.00%   0.00%    0.00%   0.00%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%
Aged Claims Reject   0.00%   0.00%    0.00%   0.00%  0.00%   0.00%   0.00%    0.00%   0.00%   0.00%


In-School             22.46%    0.81%   1.88%   0.00%  25.16%
In-Grace               8.89%    0.39%   1.35%   0.00%  10.63%

Total Interim         31.35%    1.21%   3.23%   0.00%  35.79%

Current Repayment     24.60%    0.92%   9.64%   0.00%  35.16%
31-60 Days Delinquent  1.40%    0.09%   0.93%   0.00%   2.41%
61-90 Days Delinquent  0.67%    0.06%   0.92%   0.00%   1.65%
91-120 Days Delinquent 0.52%    0.03%   0.35%   0.00%   0.90%
120+ Days Delinquent   1.35%    0.14%   0.72%   0.00%   2.22
Deferment              5.90%    0.22%   0.95%   0.00%   7.08%
Forbearance           11.07%    0.47%   3.27%   0.00%  14.81%

Total Repayment       45.52%    1.93%  16.77%   0.00%  64.22%

Claims in Process      0.00%    0.00%   0.00%   0.00%   0.00%
Aged Claims Rejected   0.00%    0.00%   0.00%   0.00%   0.00%



QUARTERLY CASH AVAILABLE AND PRINCIPAL DISTRIBUTION TRIGGERS

(A-Balance) Existing Cash in Collections Account                                                                      $10,712,271.81
(A) Total Interest Collections  (Including Liquidations, Not Including Recoveries) (VI(A))                             $4,433,782.48
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries)(VI(B))   $32,313,670.13
(C) SAP (VI(C))                                                                                                              $112.09
(D) Subsidy Payments (VI(D))                                                                                           $2,291,119.11
(E) Proceeds of Recoveries (VI(E))                                                                                         $9,629.75
(F) Draw from the Collateral Reinvestment Account for Accrued Interest (VIII(H))                                       $8,205,666.84
(G) Investment Earnings (VIII(A+B+C))                                                                                    $497,352.43
(H) Draw from Current Period's Collection Account in Prior Periods (II(M))                                                     $0.00
(I) Monthly Consolidation Loan Rebate Fee for Quarter (IV(J))                                                            $350,919.00
(J) Transfer from Collection Account to the Collateral Reinvestment Account (VIII(G))                                 $32,313,670.13


(i)  Servicing  Fee  Due  $1,178,872.71   (ii)   Administrative   Fee  Due
      $130,050.74  (iii) Class A-1  Noteholders'  Interest  Distribution  Amount
      [Pro-Rata  with (iv) and (v)]  $2,559,916.67  (iv) Class A-2  Noteholders'
      Interest  Distribution Amount [Pro-Rata with (iii) and (v)] $10,275,285.42
      (v) Net Trust  Swap  Payment  [Pro-Rata  with  (iii)  and  (iv)]  [Receipt
      expressed  as  a  Negative]  $523,876.45  (vi)  Subordinate   Noteholders'
      Interest  Distribution  Amount  $495,013.75  (vii) Principal  Distribution
      Amount (to Senior  Noteholders until paid-off,  then to Sub.  Noteholders)
      $0.00

      (viii) Total Required Distributions (i+ii+iii+iv+v+vi+vii)                                                      $15,163,015.74

(L) Use of Existing Collections Account / Transfer from Collateral Reinvestment
 Account for Increase in Available Funds                           $0.00        ($15,163,015.74)      IIN              $1,650,000.00
 MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1))),
 F(A+B+C+D+E+F+G),0)                                                            A(Balance)                            $10,712,271.81
(M) Draw From Reserve Fund due to Insufficient Cash Available                   $0.00                 A(A)             $4,433,782.48
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1)))-A(L),0)                         A(B)            $32,313,670.13
(N) Draw from Collection Account of Subsequent Monthly Collections (VIII(F))    $0.00                 A(C)                   $112.09
                                                                                                      A(D)             $2,291,119.11
                                                                                                      A(E)                 $9,629.75
                                                                                                      A(F)             $8,205,666.84
(A) Has an Event of Default occurred under the Indenture?                       0                     A(G)               $497,352.43
(B) Has a Servicer Default occurred under the Servicing Agreement?              0                     A(H)                     $0.00
(C) Has an Administrator Default occurred under the Administration Agreement?   0                     A(I)               $350,919.00
(D) Has an event of insolvency occurred with respect to the Seller?             0                     A(J)            $32,313,670.13
(E) Has the Trust become subject to registration as an investment company under the                   A(K)            $15,163,015.74

      Investment Company Act of 1940?                                           0                                     $12,285,999.77
(F) Has the percentage by principal balance of proprietary or vocational school loans                 F(A)               $497,352.43
      exceeded 30% of the Pool Balance?                                                               F(B)                     $0.00
      (i) Principal balance of proprietary or vocational school loans           $145,497,378.60       F(C)               $350,919.00
      (ii) Percentage of proprietary or vocational school loans                 23.13%                F(D)            $32,313,670.13
(G) Has the percentage by principal balance of student loans which are not in repayment               F(E)                     $0.00
      and are not eligible for subsidy exceeded 40% of the Pool Balance?        0                     F(F)                     $0.00
      (i) Principal balance of student loans which are not in repayment and are
          not eligible for $114,064,682.00                                                            F(G)                     $0.00
      (ii) Percentage of student loans which are not in repayment and are not eligible for subsidy    18.13%          $33,161,941.56
(H) Has the Excess Spread for this Quarterly  Payment Date and for the preceding
Quarterly Payment
      Date fallen below 1%?  (Not applicable for the first Quarterly Payment Date)                                                 0
(I) Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                                                          0
(J) Has an Early Amortization Event occured?                                   0
    No. The Revolving Period continues.


(A) Revolving Period? (Yes = 1,No = 0)                                                                                             1
(B) Required Principal Distribution Amount                                                                                     $0.00



DISTRIBUTIONS

(A) Servicing Fee
      (i) Servicing Fee Due                                                                                     $1,178,872.71
      (ii) Servicing Fee Paid                                                                                   $1,178,872.71
      (iii) Unpaid Servicing Fee (i-ii)                                                                                 $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                                                  $130,050.74
      (ii) Administration Fee Paid
      (iii) Unpaid Administration Fee (i-ii)                                                                      $130,050.74
(C) Senior Note Interest and Net Trust Swap Payments
      (i) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata]                                        $2,559,916.67
      (ii) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata]                                      $10,275,285.42
      (ii) Net Trust Swap Payment [Pro-Rata]                                                                      $523,876.45
      (ii) Senior Note Interest and Net Trust Swap Payments Paid                                               $13,359,078.54
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                                             $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                                              $0.00
(D) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II(K))*IV(P)*IV(C)/IV(B))              $495,013.75
      (ii) Subordinate Note Interest Paid                                                                         $495,013.75
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                                                        $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                                                         $0.00
(E) Senior Note Principal
      (i) Class A-1 Note Principal Due                                                                                  $0.00
      (ii) Class A-1 Note Principal Paid                                                                                $0.00
      (iii) Class A-1 Note Principal Shortfall                                                                          $0.00
      (iv) Class A-2 Note Principal Due                                                                                 $0.00
      (v) Class A-2 Note Principal Paid                                                                                 $0.00
      (vi) Class A-2 Note Principal Shortfall                                                                           $0.00
(F) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                                               $0.00
      (ii) Subordinate Notes Principal Paid                                                                             $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                                                $0.00
(G) Purchase Premium
      (i) Purchase Premium Amounts Due                                                                                  $0.00
      (ii) Purchase Premium Amounts Paid                                                                                $0.00
      (iii) Unpaid Purchase Premium Amounts                                                                             $0.00
(H) "Turbo" Principal
      (i) Class A-1 Note Principal                                                                                      $0.00
      (ii) Class A-2 Note Principal                                                                                     $0.00
      (iii) Subordinate Note Principal                                                                                  $0.00
      (iv) Total "Turbo" Principal                                                                                      $0.00
(I) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                                                     $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                                                        $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                                                      $0.00
(J) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                                                $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                                              $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                                                 $0.00
(K) Servicing Fee Shortfalls
      (i) Servicing Fee Shortfall Due (V(F)+III(E))                                                                     $0.00
      (ii) Servicing Fee Shortfall Paid                                                                                 $0.00
      (iii) Unpaid Servicing Fee Shortfall (i-ii)                                                                       $0.00


RECONCILIATION OF BALANCES AND ADDITIONAL REPORTING REQUIREMENTS

(A) Beginning Account Balance (II(N))                                                                                  $1,650,000.00
(B) Draw Due to Insufficient Funds (A(M)                                                                                       $0.00
(C) Required Account Balance                                                                                           $1,650,000.00
(D) Account Deposit/(Release)                                                                                                  $0.00

(E) Ending Account Balance (E(A-B+D))                                                                                  $1,650,000.00

(A) Beginning Account Balance (II(O))                                                                                          $0.00
(B) Deposit from Collection Account (VIII(G))                                                                         $32,313,670.13
(C) Deposit from Reserve Fund Release
    (Deposit can be made only prior to Parity, during Revolving Period)                                               $10,766,050.51
(D) Draw for Accrued Interest (VIII(H))                                                                                $8,205,666.84
(E) Draw for New Loans (VII(B)(i+ii))                                                                                          $0.00
(F) Draw for Serial Loans (VII(C)(i+ii))                                                                              $13,019,000.29
(G) Draw for Consolidation Loans (VII(D)(ii))                                                                          $9,605,714.91
(H) Transfer to Collection Account for Increase in Available Funds (A(L))                                                      $0.00
(I) Ending Account Balance (F(A+B+C-D-E-F-G-H))                                                                       $12,249,338.60


(A) Beginning Account Balance                                                                                         $10,712,271.81
(B) Ending Account Balance                                                                                                     $0.00

                                                                                                                             <

(A)(i) Class A-1Notes Interest Rate                                                           (3 Month LIBOR)               5.10000%
(A)(ii) Class A-2Notes Interest Rate                                                          (3 Month LIBOR)               5.25000%
(B) Subordinate Notes Interest Rate                                                           (3 Month LIBOR)               5.55000%
(C) Cumulative New Loans This Quarter                                                                                          $0.00
(D) Cumulative Serial Loans This Quarter                                                                              $12,825,887.17
(E) Cumulative Consolidation Loans This Quarter                                                                        $9,605,714.91
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account                   $8,205,666.84
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                                               $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                                           $0.00
(J) Excess Available Funds Released to SMS                                                                                     $0.00


BOND AND POOL BALANCES AND FACTORS

Total Bond Balance  $660,000,000.00                 $0.00        $660,000,000.00
Total Bond Factor        1.00000000                     -             1.00000000
Pool Balance        $631,437,227.04        ($2,448,171.23)       $628,989,055.81
Pool Factor              1.08982100         (0.0042253898)            1.08559561


               Beginning of Period       End of Period      Beginning of Period

Note Balance   $130,000,000.00         $130,000,000.00        $506,900,000.00
Note Factor      1.00000000000           1.00000000000          1.00000000000
Note Shortfall           $0.00                   $0.00                  $0.00

               End of Period       Beginning of Period         End of Period

Note Balance   $506,900,000.00          $23,100,000.00         $23,100,000.00
Note Factor      1.00000000000           1.00000000000          1.00000000000
Note Shortfall           $0.00                   $0.00                  $0.00



REMITTANCE REPORT SUMMARY

(i) The amount of the distribution allocable to principal for the:
      (a) Class A-1 Notes                                                                   (1a)                               $0.00
      (b) Class A-2 Notes                                                                   (1b)                               $0.00
      (c) Subordinate Notes                                                                 (1c)                               $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Class A-1 Notes (For Quarter)                                                     (2a)                       $2,559,916.67
      (b) Class A-2 Notes (For Quarter)                                                                               $10,275,285.42
      (c) Subordinate Notes (For Quarter)                                                   (2c)                         $495,013.75

(iii) The interest rates for the:
      (a) Class A-1 Notes (Quarterly)                                                       (3a)                            5.10000%
      (b) Class A-2 Notes (Quarterly)                                                       (3b)                            5.25000%
      (c) Subordinate Notes (Quarterly)                                                     (3c)                            5.55000%

(iv) The Pool Balance as of the close of business on the last day of the Collection Period  (4)                     $ 628,989,055.81

(v) The ending aggregate outstanding principal balance for the:
      (a) Class A-1 Notes                                                                   (5a)                     $130,000,000.00
      (b) Class A-2 Notes                                                                   (5b)                     $506,900,000.00
      (c) Subordinate Notes                                                                 (5c)                      $23,100,000.00

(vi) The ending outstanding bond factors for the:
      (a) Class A-1 Notes                                                                   (6a)                          1.00000000
      (b) Class A-2 Notes                                                                   (6b)                          1.00000000
      (c) Subordinate Notes                                                                 (6c)                          1.00000000

(vii) The amount of the Servicing Fee
      Paid for Month 1                                                                                                  $687,150.42
      Paid for Month 2                                                                                                  $245,065.79
      Paid for Month 3                                                                                                  $246,656.50
      (a) Paid for the Quarter                                                              (7a)                       $1,178,872.71
      (b) Unpaid for the Quarter                                                            (7b)                               $0.00

(viii)  The amount of the Administration Fee
      Paid for Month 1                                                                                                   $77,804.11
      Paid for Month 2                                                                                                   $26,038.75
      Paid for Month 3                                                                                                   $26,207.88
      (a) Paid for the Quarter                                                              (8a)                         $130,050.74
      (b) Unpaid for the Quarter                                                            (8b)                         $130,050.74

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Month 1                                                                                                   203,090.00
      Paid for Month 2                                                                                                    72,815.00
      Paid for Month 3                                                                                                    75,014.00
      (a) Paid for the Quarter                                                              (9a)                         $350,919.00

(x) The amount of aggreate Realized Losses for the Collection Period                        (10)                           $8,179.19



PREPAYMENT HISTORY AND CPRs

                   Jul-99                     -                  n/a
                                       n/a
                                       n/a
                                       n/a

** rate not reported during initial reporting period since moving average cannot be established



USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator




------------------------------------------------
Cheryl E. Watson
Senior Vice President & Chief Financial Officer

                             SMS STUDENT LOAN TRUST 1999A








                  OFFICERS' CERTIFICATE










In accordance with Section 11.02 of the Indenture dated as of February 1, 1999, between SMS Student Loan Trust 1999A, a Delaware trust (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the "indenture Trustee") (such Indenture herinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01(b)(v) of the Indenture, herby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01(b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and (ii) the proceeds therof were applied in accordance with the Basic Documents.


Terms used herein and not specifically herin defined shall have the meaning ascribed to them in the Indenture.

In witness whereof, the undersigned has signed their names on behalf of the Corporation on July 21, 1999.



USA GROUP SECONDARY MARKET SERVICES, INC.


Administrator


Cheryl E. Watson
Senior Vice President & Chief Financial Officer




Stephen W. Clinton
Chairman of the Board, President and CEO


                                                   SMS STUDENT LOAN TRUST 1999A





       ADMINISTRATOR'S CERTIFICATE






In accordance with Section 2(g) of the Administration Agreement dated as of February 1, 1999, among SMS STUDENT LOAN TRUST 1999-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator, hereby certify the following statement to Noteholders:


Quarterly Payment Date:      July 28, 1999

(i)Amount of principal being paid or distributed:
  (a)  Class A1          $0.00  *     $0.00  * per $1,000 original principal
                                                          amount of Notes

  (b)  Class A2          $0.00  *     $0.00  * per $1,000 original principal
                                                          amount of Notes

  (c)  Subordinate       $0.00  *     $0.00  * per $1,000 original principal
                                                            amount of Notes

* Portion of each sum amount attributable to Reserve Account Excess:      $0.00

(ii) Amount of interest being paid or distributed:

 (a)  Class A1    $2,559,916.67        $0.02  per $1,000 original principal
                                                                 amount of Notes

 (b)  Class A2   $10,275,285.42        $0.02  per $1,000 original principal
                                                                 amount of Notes

(c)  Subordinate   $495,013.75        $0.02  per $1,000 original principal
                                                                 amount of Notes


(iii) Amount of Senior Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

(a)  Distributed:        $0.00        $0.00  per $1,000 original principal
                                                                 amount of Notes

(b)  Balance:            $0.00        $0.00  per $1,000 original principal
                                                                 amount of Notes

(iv) Amount of Subordinate Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

(a) Distributed:         $0.00        $0.00  per $1,000 original principal
                                                          amount of Notes

(b) Balance:             $0.00        $0.00  per $1,000 original principal
                                                          amount of Notes

(v)    Pool Balance at end of related Collection Period:         $628,989,055.81

(vi) After giving effect to distributions on this Quarterly Payment Date:

(a)(1) outstanding principal amount of Class A1 Notes:           $130,000,000.00

   (2) Class A1 Note Pool Factor:                                        1.00000

(b)(1) outstanding principal amount of Class A2 Notes:           $506,900,000.00

   (2) Class A2 Note Pool Factor:                                        1.00000

(c)(1) outstanding principal amount of Subordinate Notes:         $23,100,000.00

   (2) Subordinate Note Pool Factor:                                     1.00000

(vii)  Applicable Note Rate:

            In general:

   (1) Three-month LIBOR for the LIBOR Reset Period since the previous Quarterly Payment Date was
                                  5.00000%

   (2) the Adjusted Student Loan Rate for such Quarterly Interest Period was
                                  7.14341%


   Class A1 Note Rate                           5.10000% (based on LIBOR rate)

   Class A2 Note Rate                           5.25000% (based on LIBOR rate)

   Subordinate Note Rate:                       5.55000% (based on LIBOR rate)

(viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II(I) through (ix) of Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such quarterly Payment Date and for each Monthly Payment Date following the immediately preceding Quarterly Payment Date:
                                   $1,178,872.71

(ix)   Amount of Administration Fee for related Collection Period:   $130,050.74

        $ 0.00  per $1,000 original principal amount of Notes

(x)    the Trust Swap Payment Amount paid to the Swap Counterparty on such
       Quarterly Payment Date:                                       $523,876.45

       the amount of any Net Trust Swap Payment Carryover Shortfall for such
       Quarterly Payment Date:                                             $0.00

       the Trust Swap Receipt Amount paid ot the Trust on such Quarterly
       Payment Date:                                                       $0.00

       the Net Trust Swap Receipt Carryover Shortfall for such Quarterly
       Payment Date:                                                       $0.00

(xi)   Aggregate amount of Realized Lossess (if any) for the related Collection
       Period:                                                         $8,179.19

(xii) Finance Student Loans delinquent at end of related Collection period 14,983 number of delinquent loans

         $45,128,248.80  aggregate unpaid principal balance of delinquent loans


(xiii) Withdrawal from Reserve Account on related Quarterly Payment Date (other than Reserve Account Excess) and on any Monthly Payment Date since the preceding Quarterly Payment Date (list each withdrawal separately): $0.00

Purpose: n/a

Reserve Account Excess on related Quarterly Payment Date          $10,635,999.77

Principal balance of Notes to be paid to reach Parity Date        $31,010,944.19

(xix) Deposits to Collateral Reinvestment Account during related Collection
      Period:                                                     $32,313,670.13

    Amount to be depositied on related Quarterly Payment Date:  $10,635,999.77

      Withdrawal from Collateral Reinvestment Account during related Collection
      Period:                                                     $30,830,382.04

   Amount in the Reserve Account (after giving effect to (xiii)): $1,650,000.00

(x)    Amount in the Collateral Reinvestment Account
       (after giving effect to (xx)):                             $12,119,287.86

(xi)   Consolidation Loans:

               369 loans with aggregate principal balance of $9,605,714.91 were origianated during related Collection Period $9,605,714.91 withdrawal from Collateral Reinvestment Account to fund the origination of Consolidation Loans during related Collection Period.

(xvii) Add-on Consolidation Loans:

                 0 loans with aggregate principal balance of $0.00 were added to the principal balance of a Consolidation Loan $0.00 withdrawal from Collateral Reinvestment Account to fund the addition of the principal balancers of Addon Consolidation Loans during the related Collection Period

(xiii) Serial Loans

             4,034  loans
    $12,825,887.17  aggregate principal balance
        193,113.12   (portion  represented  by Purchase  Premium  Amounts)  were purchased during the related Collection Period.

(xiv)  New Loans:

              0.00  loans
             $0.00  aggregate principal balance
             $0.00 (portion represented by Purchase Premium Amounts) were purchased during the related Collection Period.

(xv)   Withdrawl from the Delayed Delivery Loan Funding Account during the
       related Collection Period:                                $104,582,432.59

(xvi)  Amount in the Delayed Delivery Loan Funding Account
       (after giving effect to (xv):                                       $0.00

(xvii) Financed Student Loans in the followign categories as of the end of the related Collection Period:


                         Weighted Average     Number of        Principal
                         Interest Rate        Loans            Balance

Status Type:
In-School                     7.53%           41,894           $158,235,637.70
Grace                         7.60%           19,183            $66,853,039.16
Repayment                     8.24%           59,500           $221,142,723.75
Forbearance                   8.25%           23,485            $93,109,585.69
Deferment                     7.94%           11,259            $44,519,820.71
Delinquencies                 8.25%           14,983            $45,128,248.80
Claims Filed Awaiting Pyament 0.00%                0                     $0.00

                              7.98%          170,304           $628,989,055.81
Delinquencies:
30-60 Days                    8.26%            4,609            $15,170,081.19
61-90 Days                    8.24%            3,590            $10,357,568.73
91-120 Days                   8.24%            1,966             $5,661,635.70
More than 120 Days Delinquent 8.27%            4,818            $13,938,963.18
Claims Filed Awaiting Payment 0.00%                0                     $0.00

                              8.42%           14,983            $45,128,248.80

Loan Type:
Stafford Loans                7.89%          155,880           $501,565,955.63
SLS Loans                     8.57%            1,596             $6,097,795.40
PLUS Loans                    8.47%            6,170            $27,627,191.85
Consolidation Loans           8.25%            6,658            $93,698,112.93

                              7.98%          170,304           $628,989,055.81

School Type:
Traditional                   7.94%          113,777           $483,491,677.21
Vocational/Proprietary        8.11%           56,527           $145,497,378.60

                              7.98%          170,304           $628,989,055.81


In witness wehreof, the undersigned have signed their names on behalf of the Corporation on July 21, 1999.

USA GROUP SECONDARY MARKET SERVICES, INC.


Administrator



Cheryl E. Watson
Senior Vice President and Chief Financial Officer



Stephen W. Clinton
Chairman of the Board, President and CEO